EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Lakwinder Singh Sidhu, President and Chief Executive Officer of SAVMOBI TECHNOLOGY INC., hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the annual report on Form 10-K of SAVMOBI TECHNOLOGY INC. for the fiscal year ended May 31, 2016 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SAVMOBI TECHNOLOGY INC..

SAVMOBI TECHNOLOGY INC.

Dated: August 29, 2016	By:	/s/ Lakwinder Singh Sidhu.
Lakwinder Singh Sidhu
President and Director Principal Executive Officer Principal Financial Officer Principal Accounting Officer